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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



            Pursuant to Section 13 or Section 15 (d)
              of the Securities Exchange Act of 1934



                  Date of Report - July 24, 1998



            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
      (Exact name of Registrant as specified in its Charter)



New York                       1-3268               14-0555980
______________           _________________        _____________
State or other           (Commission File         (IRS Employer
jurisdiction of           Identification)           Number)
incorporation number)


284 South Avenue, Poughkeepsie, New York               12601-4879
________________________________________            _____________
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (914) 452-2000


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            CENTRAL HUDSON GAS & ELECTRIC CORPORATION


Item 5.   Other Events.

          Amended Settlement Agreement

          Reference is made to Registrant's Annual Report, on Form 10-K, for the fiscal year ended December 31, 1997 ("10-K Annual Report"), and Part II thereof under the caption "Competition/Deregulation" in Item 7 thereof, and to the caption "Amended Settlement Agreement" in Note 1 of the Notes to Consolidated Financial Statements contained in Item 8 thereof for a discussion of the settlement negotiations undertaken as part of the Public Service Commission of the State of New York's ("PSC") Competitive Opportunities Proceeding and the Amended Settlement Agreement entered into by the Registrant, the PSC Staff and certain other interested parties as part of such Proceeding.

          Reference is also made to Registrant's Current Report, on Form 8-K, dated February 10, 1998, describing the abbreviated order, issued and effective February 19, 1998 ("Abbreviated Order"), by which the PSC adopted the terms of said Amended Settlement Agreement (which then became effective on that date) subject to certain modifications and conditions as set forth in the Abbreviated Order which modifications and conditions were completed by Registrant, as described in said Current Report.

          Filed herewith as Exhibit 10 (1) and incorporated herein by reference is the Order of the PSC issued and effective
June 30, 1998, explaining in greater detail and reaffirming its Abbreviated Order.

          Independent System Operations

          For a discussion of the filings of the Member Systems of the New York Power Pool ("NYPP"), of which the Company is a Member, with the Federal Energy Regulatory Commission ("FERC") to establish a new electricity market structure, including an Independent System Operator ("ISO"), see the caption "Properties -- New York Power Pool/Independent System Operator" in Item 2,
Part I of the 10-K Annual Report.



          By Order, dated June 24, 1998, the FERC conditionally authorized the establishment of an ISO by the Member Systems of the NYPP. Said Order made an interim finding that the Member Systems' conditional proposal to restructure the New York electric wholesale market satisfied the principles set forth in FERC Order 888. The FERC deferred action on other aspects of such proposal including the rates, terms and conditions of the ISO's open access tariff. Future filings with FERC will be required to obtain FERC approval of the transfer of control of all necessary facilities to the ISO. The Company can make no prediction as to if and/or when the full and final approval will be given by FERC and other regulatory agencies on this proposal.

          Change in Executive Officers

          Reference is made to the caption "Executive Officers of the Company" in Item 1 of Part I of the 10-K Annual Report for a listing of the Executive Officers of the Company. Effective August 1, 1998, Mr. Paul J. Ganci was appointed by the Company's Board of Directors as President and Chief Executive Officer. Mr. John E. Mack, III, formerly Chairman of the Board and Chief Executive Officer, will continue as Chairman of the Board.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation 8-K, filed as part of this Current Report on Form 8-K.


     Exhibit No.
(Regulation 8-K
     Item 601
   Designation)
                             EXHIBITS

          (10) (1) Order of the Public Service Commission of the State of New York, issued and effective June 30, 1998, explaining in greater detail and reaffirming its Abbreviated Order, issued and effective February 19, 1988, as described in Registrant's Current Report, on Form 8-K, dated February 10, 1998

          (10) (2) By laws of the Company in effect on the date of this report.

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                              (Registrant)



                    By:       (SGD.) DONNA S. DOYLE
                              DONNA DOYLE
                              Controller

Dated:  July 24, 1998

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